Contacts:
Media: Lauren Burk at 703.469.1004 or lburk@fbr.com
Investors: Paul Beattie at 703.312.9673 or pbeattie@fbr.com

FBR Group Announces
Second Quarter 2007 Financial Results

Agreement Signed on Sale, Recapitalization of First NLC Financial Services;
Company Increases Share Buyback Authorization

ARLINGTON, VA, July 26, 2007 - Friedman, Billings, Ramsey Group, Inc. (FBR Group) (NYSE: FBR) today announced results for the quarter ended June 30, 2007. The company reported net after-tax earnings of $10.7 million, or $0.06 per share (diluted), compared to a net after-tax loss of $30.2 million, or $0.18 per share (diluted), for the second quarter of 2006. FBR Group’s net after-tax loss for the first six months of 2007 was $175.2 million, or $1.01 per share (diluted), compared to a net after-tax loss of $3.7 million, or $0.02 per share (diluted) in first six months of 2006. Core book value net of Accumulated Other Comprehensive Income (AOCI) at the close of the second quarter was $5.76 compared to $5.75 at the end of the first quarter of 2007(1).

During the quarter, the company sold in an initial public offering 12.7 million shares of common stock of FBR Capital Markets Corporation (FBR Capital Markets) (NASDAQ: FBCM), FBR Group’s investment banking, M&A, institutional brokerage and asset management/private wealth subsidiary. This sale generated net proceeds of $200.1 million, which resulted in an after-tax gain of $61.0 million. Following the initial public offering, which took place on June 8th, FBR continues to maintain just over a 50% beneficial ownership interest in FBR Capital Markets.

The results also reflect a $28.9 million write-down of goodwill associated with FBR Group’s ownership of First NLC Financial Services, Inc. (FNLC), the firm's wholly-owned non-prime mortgage loan origination subsidiary. FBR Group’s earnings of $10.7 million for the quarter, net of this non-cash write-down, were $39.6 million, or $0.23 per share (diluted).

Share Buyback Authorization

The company additionally announced that on July 25, 2007, FBR Group’s board of directors passed a resolution increasing an existing share buyback authorization from 14 million to 50 million shares.

Non-Prime Origination Businesses

On July 25, after the close of the quarter, FBR Group signed a definitive agreement with an affiliate of Sun Capital Partners that will result in a $75 million recapitalization of FNLC and a reduction FBR Group’s ownership interest in FNLC to 20%. Upon completion of the transaction, FNLC will cease to be a consolidated operating subsidiary of FBR Group and will be held, instead, as an equity investment.

“Two things are accomplished through this transaction,” said J. Rock Tonkel, Jr., President and Chief Operating Officer of FBR Group. “First, as discussed in our earlier press release today, FBR Group has substantially limited its exposure going forward as a result of FNLC’s recapitalization. The 20% ownership interest FBR Group retains will permit it to participate in FNLC’s upside potential when the mortgage market strengthens. Second, FNLC - with a $75 million cash infusion - will have liquidity to navigate through an exceptionally difficult mortgage market environment and to position itself for future growth.”

Mortgage Investment Portfolios

The company’s portfolio of mortgage-backed securities averaged $5.7 billion with an average coupon of 6.08%, a one-month CPR of 15.7, and an average net premium of $52.6 million. The net yield for the second quarter was 5.85% with a corresponding cost of funds of 5.43% for a net interest spread of .42%.

The company’s investments in non-conforming mortgage loans totaled $3.7 billion as of June 30, 2007, reflecting principal paydowns of $468 million during the quarter. As a result of net cash flows received during the quarter, the company’s equity risk relating to this portfolio, considering both the mortgage loans and related non-recourse debt, was reduced to approximately $90 million as of June 30, 2007.

Merchant Banking and Other Long-Term Investments

The investment gains and dividends in FBR Group's merchant banking and other long- term investment portfolio totaled $1.3 million during the second quarter. The total value of FBR Group's merchant banking and other long-term investments at the close of the second quarter was $169.6 million compared to $114.5 million at the close of the first quarter. Net unrealized gains in the portfolio totaled $41.3 million at the end of the second quarter.

FBR Capital Markets Corporation

FBR Capital Markets yesterday reported second quarter after-tax earnings of $21.8 million, or $0.34 per share (diluted), compared to after-tax earnings of $1.0 million, or $0.02 per share (diluted) in the second quarter of 2006. FBR Capital Markets contributed $12.2 million to FBR Group’s earnings for the second quarter of 2007.

FBR Capital Market's book value at the close of the quarter was $8.20 per share compared to $7.81 at the end of the first quarter of 2007. At the close of the first quarter, FBR Capital Markets had $528.3 million in equity, $471.0 million of cash, and no debt. Complete financial results and tables for FBR Capital Markets can be found at www.fbr.com.

Looking Ahead

“The sale and recapitalization of FNLC is an important step for us,” said Eric F. Billings, Chairman and Chief Executive Officer of FBR Group. “This transaction coupled with the successful completion of the FBR Capital Markets IPO and strong second quarter results meaningfully alter the character of the company, putting us once again in a position to generate significant shareholder value.”

FBR Group firm will host an earnings conference call on Thursday, July 26, 2007 at 9:00 A.M. U.S. EDT. Investors wishing to listen to the call may do so via the web at:

http://phx.corporate-ir.net/phoenix.zhtml?c=71352&p=irol-irhome. Replays of the webcast will be available after the call.

Friedman, Billings, Ramsey Group, Inc. (FBR)(NYSE:FBR) provides investment banking*, merger and acquisition advisory services*, institutional brokerage*, asset management and private wealth services through majority ownership of FBR Capital Markets Corporation (FBR Capital Markets)(NASDAQ:FBCM). FBR Capital Markets focuses capital and financial expertise on eight industry sectors: consumer, diversified industrials, energy & natural resources, financial institutions, healthcare, insurance, real estate, and technology, media & telecom. For the benefit of its shareholders, FBR Group also invests in mortgage-related assets and merchant banking opportunities. FBR is headquartered in the Washington, D.C. metropolitan area with offices in Arlington, VA, Boston, Dallas, Houston, Irvine, London, New York, Phoenix and San Francisco. Friedman, Billings, Ramsey Group, Inc. is the parent company of First NLC Financial Services, Inc., a non-conforming residential mortgage originator headquartered in Boca Raton, Florida. For more information, please visit www.fbr.com.

*Friedman, Billings, Ramsey & Co., Inc.

1) Accumulated Other Comprehensive Income (AOCI) includes changes in the value of available-for-sale securities and cash flow hedges. FBR believes that such changes represent temporary market fluctuations, are not reflective of our market strategy, and, therefore, the exclusion of AOCI provides a reasonable basis for calculating returns.

Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, costs of borrowing, interest spreads, mortgage pre-payment speeds, risks associated with merchant banking investments, the realization of gains and losses on principal investments, available technologies, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in the Company's Annual Report and Form 10-K and quarterly reports on Form 10-Q that are available from the company and from the SEC.

Financial data follow.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited)

	Quarter ended June 30,
	2007	%	2006	%
REVENUES:
Investment banking:
Capital raising	$110,032	62.4%	$45,117	40.8%
Advisory	6,152	3.5%	6,281	5.7%
Institutional brokerage:
Principal transactions	4,152	2.4%	1,760	1.6%
Agency commissions	28,564	16.2%	28,492	25.8%
Mortgage trading interest	-	0.0%	17,143	15.5%
Mortgage trading net investment loss	-	0.0%	(209)	-0.2%
Asset management:
Base management fees	6,360	3.6%	5,065	4.6%
Incentive allocations and fees	116		(53)	0.0%
Principal investment:
Interest	152,927	86.7%	113,613	102.7%
Net investment loss	(3,441)	-2.0%	(31,290)	-28.4%
Dividends	883	0.6%	4,059	3.7%
Mortgage banking:
Interest	13,462	7.6%	21,267	19.2%
Net investment (loss) income	(4,031)	-2.3%	29,401	26.6%
Other	4,482	2.5%	5,465	4.9%
Total revenues	319,658	181.2%	246,111	222.5%
Interest expense	143,231	81.2%	128,189	115.9%
Provision for loan losses	-	0.0%	7,348	6.6%
Revenues, net of interest expense and provision for loan losses	176,427	100.0%	110,574	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	106,885	60.6%	71,732	64.9%
Professional services	14,008	7.9%	12,925	11.7%
Business development	11,158	6.3%	8,604	7.8%
Clearing and brokerage fees	3,063	1.7%	3,082	2.8%
Occupancy and equipment	12,699	7.2%	12,232	11.1%
Communications	7,592	4.3%	6,013	5.4%
Other operating expenses	18,684	10.6%	24,993	22.5%
Goodwill impairment	28,900	16.4%	-	0.0%
Restructuring charges	3,862	2.2%	-	0.0%
Total non-interest expenses	206,851	117.2%	139,581	126.2%

Operating loss	(30,424)	-17.2%	(29,007)	-26.2%

OTHER INCOME:
Gain on sale of subsidiary shares	105,677	59.9%	-	0.0%

Net income (loss) before income taxes and minority interest	75,253	42.7%	(29,007)	-26.2%

Income tax provision	55,011	31.2%	1,240	1.1%
Minority interest in earnings of consolidated subsidiary	9,538	5.4%	-	0.0%

Net income (loss)	$10,704	6.1%	$(30,247)	-27.3%

Basic earnings (loss) per share	$0.06		$(0.18)
Diluted earnings (loss) per share	$0.06		$(0.18)

Weighted average shares - basic	173,256		171,294
Weighted average shares - diluted	173,256		171,294

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited)

	Six Months Ended June 30,
	2007	%	2006	%
REVENUES:
Investment banking:
Capital raising	$207,279	109.8%	$111,452	38.8%
Advisory	12,610	6.7%	9,150	3.2%
Institutional brokerage:
Principal transactions	6,188	3.3%	7,480	2.6%
Agency commissions	52,382	27.7%	51,901	18.1%
Mortgage trading interest	-	0.0%	34,793	12.1%
Mortgage trading net investment loss	-	0.0%	(1,446)	-0.5%
Asset management:
Base management fees	11,888	6.3%	10,162	3.5%
Incentive allocations and fees	220	0.1%	955	0.3%
Principal investment:
Interest	334,623	177.3%	262,739	91.4%
Net investment loss	(63,154)	-33.5%	(5,105)	-1.7%
Dividends	1,842	1.0%	7,758	2.7%
Mortgage banking:
Interest	39,992	21.2%	44,380	15.4%
Net investment (loss) income	(110,890)	-58.7%	40,139	14.0%
Other	8,576	4.5%	10,452	3.6%
Total revenues	501,556	265.7%	584,810	203.5%
Interest expense	312,782	165.7%	281,672	98.0%
Provision for loan losses	-	0.0%	15,740	5.5%
Revenues, net of interest expense and provision for loan losses	188,774	100.0%	287,398	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	210,867	111.7%	155,229	54.0%
Professional services	27,862	14.8%	27,190	9.5%
Business development	24,927	13.2%	22,689	7.9%
Clearing and brokerage fees	5,764	3.1%	5,398	1.9%
Occupancy and equipment	25,816	13.7%	23,474	8.2%
Communications	14,643	7.8%	11,620	4.0%
Other operating expenses	50,400	26.7%	45,970	16.0%
Impairment of goodwill	54,752	29.0%	-	0.0%
Restructuring charges	19,347	10.2%	-	0.0%
Total non-interest expenses	434,378	230.2%	291,570	101.5%

Operating loss	(245,604)	-130.2%	(4,172)	-1.5%

OTHER INCOME:
Gain on sale of subsidiary shares	106,508	56.5%	-	0.0%

Net loss before income taxes and minority interest	(139,096)	-73.7%	(4,172)	-1.5%

Income tax provision (benefit)	23,461	12.4%	(479)	-0.2%
Minority interest in earnings of consolidated subsidiary	12,617	6.7%		0.0%

Net loss	$(175,174)	-92.8%	$(3,693)	-1.3%

Basic loss per share	$(1.01)		$(0.02)
Diluted loss per share	$(1.01)		$(0.02)

Weighted average shares - basic	173,054		171,012
Weighted average shares - diluted	173,054		171,012

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. Financial & Statistical Supplement - Operating Results (Dollars in thousands, except per share data) (Unaudited)

	For the six months ended June 30, 2007	Q-2 07	Q-1 07
Revenues
Investment banking:
Capital raising	$207,279	$110,032	$97,247
Advisory	12,610	6,152	6,458
Institutional brokerage:
Principal transactions	6,188	4,152	2,036
Agency commissions	52,382	28,564	23,818
Asset management:
Base management fees	11,888	6,360	5,528
Incentive allocations and fees	220	116	104
Principal investment:
Interest	334,623	152,927	181,696
Net investment loss	(63,154)	(3,441)	(59,713)
Dividends	1,842	883	959
Mortgage banking:
Interest	39,992	13,462	26,530
Net investment loss	(110,890)	(4,031)	(106,859)
Other	8,576	4,482	4,094
Total revenues	501,556	319,658	181,898
Interest expense	312,782	143,231	169,551
Revenues, net of interest expense	188,774	176,427	12,347

Non-interest expenses
Compensation and benefits	210,867	106,885	103,982
Professional services	27,862	14,008	13,854
Business development	24,927	11,158	13,769
Clearing and brokerage fees	5,764	3,063	2,701
Occupancy and equipment	25,816	12,699	13,117
Communications	14,643	7,592	7,051
Other operating expenses	50,400	18,684	31,716
Impairment of goodwill	54,752	28,900	25,852
Restructuring charges	19,347	3,862	15,485
Total non-interest expenses	434,378	206,851	227,527

Operating loss	(245,604)	(30,424)	(215,180)

Other Income
Gain on sale of subsidiary shares	106,508	105,677	831

Net (loss) earnings before income taxes and minority interest	(139,096)	75,253	(214,349)

Income tax provision (benefit)	23,461	55,011	(31,550)
Minority interest in earnings of consolidated subsidiary	12,617	9,538	3,079

Net (loss) earnings	$(175,174)	$10,704	$(185,878)

Net (loss) earnings before income taxes and minority interest as a percentage of net revenue	-73.7%	42.7%	-1736.0%

ROE (annualized)	-32.1%	3.9%	-68.8%
ROE (annualized-excluding AOCI) (1)	-32.1%	3.9%	-68.2%

Total shareholders' equity	$1,012,635	$1,012,635	$989,213
Total shareholders' equity, net of AOCI (1)	$1,000,071	$1,000,071	$993,753

Basic loss (earnings) per share	$(1.01)	$0.06	$(1.08)
Diluted loss (earnings) per share	$(1.01)	$0.06	$(1.08)

Ending shares outstanding (in thousands)	173,756	173,756	172,846

Book value per share	$5.83	$5.83	$5.72
Book value per share, net of AOCI (1)	$5.76	$5.76	$5.75

Gross assets under management (in millions)
Managed accounts	$291.3	$291.3	$258.8
Hedge & offshore funds	61.7	61.7	67.1
Mutual funds	2,482.6	2,482.6	2,412.9
Private equity and venture capital funds	33.8	33.8	41.2
Total	$2,869.4	$2,869.4	$2,780.0

Net assets under management (in millions)
Managed accounts	$291.3	$291.3	$258.8
Hedge & offshore funds	58.1	58.1	62.5
Mutual funds	2,474.7	2,474.7	2,406.4
Private equity and venture capital funds	32.0	32.0	38.0
Total	$2,856.1	$2,856.1	$2,765.7

Employee count	2,151	2,151	2,592

(1)
Accumulated Other Comprehensive Income (AOCI) includes changes in value of available-for-sale securities and cash flow hedges. We believe that such changes represent temporary market fluctuations, are not reflective of our market strategy, and therefore, exclusion of AOCI provides a reasonable basis for calculating returns.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. Financial & Statistical Supplement - Operating Results (Dollars in thousands, except per share data) (Unaudited)

	For the year ended Decemeber 31, 2006	Q-4 06	Q-3 06	Q-2 06	Q-1 06
Revenues
Investment banking:
Capital raising	$190,187	$71,883	$6,852	$45,117	$66,335
Advisory	24,148	9,172	5,826	6,281	2,869
Institutional brokerage:
Principal transactions	5,814	(8)	(1,658)	1,760	5,720
Agency commissions	101,009	24,720	24,388	28,492	23,409
Mortgage trading interest	51,147	2,509	13,845	17,143	17,650
Mortgage trading net investment loss	(3,301)	(309)	(1,546)	(209)	(1,237)
Asset management:
Base management fees	20,093	5,051	4,880	5,065	5,097
Incentive allocations and fees	1,327	403	(31)	(53)	1,008
Principal investment:
Interest	594,879	181,491	150,649	113,613	149,126
Net investment (loss) income	(184,552)	(8,826)	(170,621)	(31,290)	26,185
Dividends	14,551	2,043	4,750	4,059	3,699
Mortgage banking:
Interest	88,662	21,806	22,476	21,267	23,113
Net investment income	83,786	27,555	16,092	29,401	10,738
Other	20,154	3,162	6,540	5,465	4,987
Total revenues	1,007,904	340,652	82,442	246,111	338,699
Interest expense	611,800	164,891	165,237	128,189	153,483
Provision for loan losses	15,740	-	-	7,348	8,392
Revenues, net of interest expense and provision for loan losses	380,364	175,761	(82,795)	110,574	176,824

Non-interest expenses
Compensation and benefits	309,065	84,431	69,405	71,732	83,497
Professional services	59,722	18,224	14,308	12,925	14,265
Business development	42,150	11,884	7,577	8,604	14,085
Clearing and brokerage fees	11,820	3,505	2,917	3,082	2,316
Occupancy and equipment	50,051	13,668	12,909	12,232	11,242
Communications	24,398	6,307	6,471	6,013	5,607
Other operating expenses	89,377	20,116	23,291	24,993	20,977
Total non-interest expenses	586,583	158,135	136,878	139,581	151,989

Operating (loss) income	(206,219)	17,626	(219,673)	(29,007)	24,835

Other Income
Gain on sale of subsidiary shares	121,511	-	121,511	-	-

Net (loss) income before income taxes and minority interest	(84,708)	17,626	(98,162)	(29,007)	24,835

Income tax (benefit) provision	(14,682)	11,859	(26,062)	1,240	(1,719)
Minority interest in (loss) earnings of consolidated subsidiary	(2,751)	1,957	(4,708)	-	-

Net (loss) income	$(67,275)	$3,810	$(67,392)	$(30,247)	$26,554

Net (loss) income before income taxes and minority interest as a percentage of net revenue	-22.3%	10.0%	118.6%	-26.2%	14.0%

ROE (annualized)	-5.4%	1.3%	-22.1%	-9.4%	8.2%
ROE (annualized-excluding AOCI) (1)	-5.4%	1.3%	-22.2%	-9.5%	8.1%

Total shareholders' equity	$1,171,045	$1,171,045	$1,163,681	$1,270,361	$1,301,949
Total shareholders' equity, net of AOCI (1)	$1,186,181	$1,186,181	$1,181,372	$1,250,117	$1,306,450

Basic (loss) earnings per share	$(0.39)	$0.02	$(0.39)	$(0.18)	$0.16
Diluted (loss) earnings per share	$(0.39)	$0.02	$(0.39)	$(0.18)	$0.16

Ending shares outstanding (in thousands)	172,759	172,759	172,506	171,812	171,236

Book value per share	$6.78	$6.78	$6.75	$7.39	$7.60
Book value per share, net of AOCI (1)	$6.87	$6.87	$6.85	$7.28	$7.63

Gross assets under management (in millions)
Managed accounts	$259.9	$259.9	$376.6	$386.8	$383.9
Hedge & offshore funds	97.5	97.5	102.1	125.8	136.6
Mutual funds	1,961.9	1,961.9	1,825.1	1,750.6	1,849.5
Private equity and venture capital funds	42.2	42.2	48.5	48.2	50.5
Total	$2,361.5	$2,361.5	$2,352.3	$2,311.4	$2,420.5

Net assets under management (in millions)
Managed accounts	$259.9	$259.9	$376.6	$386.8	$380.9
Hedge & offshore funds	96.4	96.4	98.3	116.1	125.4
Mutual funds	1,954.7	1,954.7	1,817.8	1,742.6	1,843.4
Private equity and venture capital funds	40.5	40.5	46.9	46.7	49.1
Total	$2,351.5	$2,351.5	$2,339.6	$2,292.2	$2,398.8

Employee count	3,019	3,019	2,909	2,651	2,531

(1)
Accumulated Other Comprehensive Income (AOCI) includes changes in value of available-for-sale securities and cash flow hedges. We believe that such changes represent temporary market fluctuations, are not reflective of our market strategy, and therefore, exclusion of AOCI provides a reasonable basis for calculating returns.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.CONSOLIDATED BALANCE SHEETS (Dollars in thousands, except per share amounts) (Unaudited)

ASSETS	30-Jun-07	31-Dec-06

Cash and cash equivalents	$505,940	$189,956
Restricted cash	110	132
Receivables:
Securities sold	261,918	-
Other	168,871	217,249
Investments:
Mortgage-backed securities, at fair value	6,047,375	6,870,661
Loans held for sale, net	3,681,090	5,367,934
Long-term investments	222,086	185,492
Trading securities, at fair value	43,363	18,180
Due from clearing broker	19,621	28,999
Derivative assets, at fair value	21,728	36,875
Goodwill	108,013	162,765
Intangible assets, net	11,274	21,825
Furniture, equipment, software and leasehold improvements, net	47,963	44,111
Prepaid expenses and other assets	180,246	208,339
Total assets	$11,319,598	$13,352,518

LIABILITIES AND SHAREHOLDERS ’ EQUITY

Liabilities:

Trading account securities sold short but not yet purchased, at fair value	$601	$202
Commercial paper	3,493,212	3,971,389
Repurchase agreements	2,336,998	3,059,330
Securities purchased	27,025	-
Derivative liabilities, at fair value	4,710	44,582
Dividends payable	8,770	8,743
Interest payable	9,185	12,239
Accrued compensation and benefits	96,921	57,227
Accounts payable, accrued expenses and other liabilities	105,219	81,819
Securitization financing, net	3,645,874	4,486,046
Long-term debt	323,526	324,453
Total liabilities	10,052,041	12,046,030

Minority interest	254,922	135,443

Shareholders' equity:
Common stock, 175,327 and 174,712 shares	1,753	1,747
Additional paid-in capital	1,569,034	1,562,497
Employee stock loan receivable, 2 and 2 shares	(12)	(12)
Accumulated other comprehensive income (loss), net of taxes	12,564	(15,136)
Accumulated deficit	(570,704)	(378,051)
Total shareholders' equity	1,012,635	1,171,045

Total liabilities and shareholders' equity	$11,319,598	$13,352,518